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                                                                   EXHIBIT 10.18

Leasing Company (Lessor):    PLAIN LANGUAGE EQUIPMENT LEASE (UNDER $25,000)

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Advanta Business Services Corp.
1020 Laurel Oak Road
Voorhees, NJ 08043
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NOTICE: THIS IS A NON-CANCELABLE, BINDING CONTRACT. THIS CONTRACT WAS WRITTEN
IN PLAIN LANGUAGE FOR YOUR BENEFIT. IT CONTAINS IMPORTANT TERMS AND CONDITIONS AND HAS LEGAL AND FINANCIAL CONSEQUENCES TO YOU. PLEASE READ IT CAREFULLY: FEEL FREE TO ASK QUESTIONS BEFORE SIGNING.

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
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[ILLEGIBLE] (Attach separate Schedule "A" if necessary)
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      See Attached Schedule "A"

VENDOR'S NAME
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[ILLEGIBLE] corporate name.)
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Company Name                                                                        Telephone No.

      Interactive Telesis, Inc.                                                     760-704-4349
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Billing Address                                             Equipment Location (if other than Billing Address)

      535 Encinitas Blvd. #116
      Encinitas, CA
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[ILLEGIBLE]
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  TERM OF         TOTAL NUMBER OF    AMOUNT OF EACH        DUE AT SIGNING OF LEASE                END OF LEASE PURCHASE OPTION
   LEASE          RENTAL PAYMENTS        PAYMENT      [ ] Advance Payment  $ __________   [ ] Fair Market Value Purchase Option
                                                      [X] Security Deposit $   1,589.86   [ ] Fixed Price Purchase Option of $1.00
    36                  36               $794.93      [ ] Other            $ __________   [X] Fixed Price Purchase Option of 10% of
(IN MONTHS)                         (Plus Applicable  [ ] Total Payment    $ __________       Total Cash Price
                                          Taxes)
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                              TERMS AND CONDITIONS

1. LEASE CHARGES. You ("Lessee") agree to lease from us ("Lessor") the above equipment for the periodic payment amount and for the full term stated above. That amount is based on the estimated cost of all equipment and shipping charges, and you agree that it may be adjusted upward if the actual cost exceeds this estimate. We may charge you a partial payment for the time between the delivery date and the due date for the first payment. If any payment is late, we may charge you a late fee of $25.00 or 15% of the amount that is late, whichever is greater. You agree to return the equipment to us at your cost at the end of the lease unless we have given you a purchase option above and you exercise the option at that time. If you don't exercise the option or return the equipment, this lease will continue for the same terms on a monthly basis.

2. OTHER IMPORTANT TERMS. THIS LEASE IS AN UNCONDITIONAL OBLIGATION AND CANNOT BE CANCELED BY YOU FOR ANY REASON, INCLUDING EQUIPMENT FAILURE, LOSS OR DAMAGE. You may not revoke acceptance of the equipment. You, not we, selected the equipment and the vendor. We are not responsible for equipment failure or the vendor's acts. You are leasing the equipment "as is", and we disclaim all warranties, express or implied, including compliance with all Year 2000 issues. We are not responsible for service or repairs. Any warranties the vendor gave to us, if any, we hereby assign (pass) to you. You may contact the vendor for a statement of such warranties, if any. You certify to us that the equipment will be used by you solely for business purposes and not for personal or household purposes.

3. TITLE. We will have title to the equipment during this lease. You agree this is a "true lease", not a sale or a loan. However, if this lease is determined not to be a "true lease," you hereby grant us a security interest in the equipment. You hereby give us power of attorney to sign and file financing statements in order to perfect this security interest in our favor. You also agree to pay our filing and other administrative and processing fees. You agree this is a "finance lease" under Article 2A of the Uniform Commercial Code.

4. LOSS; DAMAGE; INSURANCE. You are responsible for and accept the risk of loss or damage to the equipment. You agree to keep the equipment insured against all risks of loss in an amount at least equal to the replacement cost, and you will list us as loss payee and give us written proof of this insurance. If you do not give us such proof, we may (but will not be obligated to) obtain other insurance and charge you a fee for it, or we may charge you a monthly risk charge equal to 0.25% of the original equipment cost.

5. TAXES AND OTHER FEES; INDEMNIFICATION. You agree to reimburse us for all taxes (such as sales, use and property taxes) and charges in connection with the ownership and use of the equipment. Unless we have given you a purchase option for $1.00 at the end of the lease, you agree that we are entitled to any and all tax benefits (such as depreciation and tax credits), and you will not do anything inconsistent with this understanding. If you do, you will indemnify (reimburse) us for our resulting losses. You also agree to indemnify us for all losses and liabilities arising out of the ownership or your use of the equipment. These promises will continue after this lease ends.

6. DEFAULT. If you fail to pay us as agreed, we will have the right to (i) sue you for all past due payments and all payments to become due in the future for the unexpired term, plus the residual value we have placed on the equipment and other charges you owe us, and/or (ii) repossess the equipment. You will also pay for our reasonable collection and legal costs. This lease is governed by New Jersey law, and you agree to be subject to suit in New Jersey.

7. ASSIGNMENT. You may not assign this lease or sublease the equipment to anyone else. You agree that we may sell or assign any of our interests without notice to you. In that event, the assignee will have such rights as we assign to them but none of our obligations (we will keep those obligations), and the rights of the assignee will not be subject to any claims, defenses or set-offs that you may have against us or another person.

8. MISCELLANEOUS. You authorize us to share credit and other information about you and your company with our affiliates unless you write to us. For your convenience, we may accept a facsimile copy of this lease with facsimile signatures. You agree a facsimile copy will be treated as an original and will be admissible as evidence of this lease.

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
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X AUTHORIZED SIGNATURE  /s/ DONALD CAMERON                        Date     3-30-99           Witness    /s/   [SIGNATURE ILLEGIBLE]
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Print Name and Title    Donald Cameron, President
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[ILLEGIBLE]
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I/WE INDIVIDUALLY, PERSONALLY, ABSOLUTELY AND UNCONDITIONALLY GUARANTY ALL PAYMENTS AND OTHER OBLIGATIONS OWED TO THE LEASING
COMPANY UNDER THIS LEASE AND THIS GUARANTY. I/WE AGREE THAT THE LEASING COMPANY MAY PROCEED DIRECTLY AGAINST ME/US WITHOUT FIRST
PROCEEDING AGAINST THE LEASING CUSTOMER OR THE EQUIPMENT. I/WE CONSENT TO PERSONAL JURISDICTION IN THE NEW JERSEY COURTS.
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X SIGNATURE (INDIVIDUALLY: NO TITLES)  /s/ DONALD CAMERON      Date 3-30-99   SIGNATURE (INDIVIDUALLY: NO TITLES)       Date
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      Donald Cameron
      1109 Sycamore View, Encinitas, CA 92024
GUARANTOR #1 Name and Home Address (Please Print)                  GUARANTOR #2 Name and Home Address (Please Print)
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THE LESSEE HEREBY CERTIFIES THAT ALL EQUIPMENT REFERRED TO ABOVE HAS BEEN DELIVERED, IS FULLY INSTALLED AND IT IS IN GOOD OPERATING
ORDER. LESSEE UNCONDITIONALLY ACCEPTS THE EQUIPMENT AND REQUESTS THAT LEASING COMPANY SIGN THIS LEASE AND PAY THE EQUIPMENT VENDOR.

X     3/30/99                 X     /s/ DONALD CAMERON                        X       3-30-99
---------------------         ---------------------------------------         ------------------------
  DATE OF DELIVERY                  AUTHORIZED SIGNATURE                               TITLE
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[ILLEGIBLE]
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By:                                 Title:                              Date:                         Lease #:

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                                  SCHEDULE "A"
                               EQUIPMENT SCHEDULE

DELL
ONE DELL WAY
ROUND ROCK, TX 78682


(1)  Dell Dimension V350 Pentium II Processor
(1)  Mouse
(1)  Keyboard
(1)  128MB SDRAM
(1)  3 Com Us Robotics V.90 PCI Telephony Winmodem
(1)  40X Max Variable CD ROM
(1)  Dell 800F Series 15" Model 828FI
(1)  8.4GB Ultra ATA Hard Drive 5400RPM
(1)  3.5 1.44 MB Floppy Drive
(1)  ConnectDirect 3.0 CD
(1)  McAfee Virus Scan
(1)  Windows 98
(1)  Intel 10/100 Integrated PCI Ethernet Controller
(1)  Inspiron 3500 A266T Dixon 13.3" XGA Active Matrix Display
(1)  Nylon Carrying Case
(1)  Port Replicator Inspiron 3500
(1)  Dell Inspiron 3500 Setup Video Packaged with System
(1)  32MB 1DIMM 64MB 1 Dimm 96 Total
(1)  10/24X Internal CD Rom Inspiron 3500
(1)  3.2GB Hard Drive 9.5MM
(1)  Connect Direct 2.0
(1)  Windows 98
(1)  56K Modem/Lan 10/100 Combo Card
(1)  Office
(1)  Dell Power Edge 2300 Base 350 Mhz Processor with 512 Cache
(1)  Logitec System Mouse with Driver Disks
(1)  External SCSI Device Cable/Port
(1)  Keyboard
(1)  Dell PowerEdge Processor Terminator Card
(1)  512MB RAM 4 Dimms
(1)  1/6 Hot Pluggable Backplane
(1)  14/32x SCSI CD-ROM
(1)  Seagate Bup Exec v7.0
(1)  Raid 5 Hard Drive Config
(1)  1.44MB Floppy Drive
(1)  12/192GB DDS-3 Auto Loader
(1)  PERC2/SC Single Channel RAID Card16MB Cache
(6)  4.5 GB LVD SCSI Hard Drive
(1)  Autoloader Software Option and Single Server Backup Exec
(1)  Intel Pro 100 Plus Ethernet Network Card
(1)  Microsoft NTS 4.0



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Digitape Systems Inc.
19320 Londelius Street
Northridge, CA 91324

(1)  ODI/T490E/103246-001/08/EXT SCSI Tape Drive
(1)  Nova/Novaexchange 708013161014/Cable Tape Software


Lessee hereby certifies that the description of personal property set forth above constitutes an accurate account of the Equipment, as such is defined in the Lease Rental Agreement of which this Schedule is a part.

Lessee: Interactive Telesis, Inc.        Lessor: Advanta Business Services Corp.

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
By: X  /s/ DONALD CAMERON                By:
     ----------------------------           -----------------------------
           Donald Cameron

Title:     President                     Title:
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Date: X  3/30/99                         Date:
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